As filed with the Securities and Exchange Commission on or about September 17, 2003

Registration No. 333-__________

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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ______	[ ]

Post-Effective Amendment No. ______	[ ]

(Check appropriate box or boxes)

GRAND PRIX FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (203) 761-9600

Robert Zuccaro
Target Investors, Inc.
Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
 (Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on October 17, 2003, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered	Class A shares of common stock, par value $0.01 per share, of the Grand Prix Fund, a series of the Registrant.

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HARTFORD MUTUAL INVESTMENT FUND, INC.
c/o Rodney D. Pierce
Stafford Savings Bank
P.O. Box 25
Stafford Springs, Connecticut 06076

October 20, 2003

Dear Shareholder:

          I am writing to inform you of the upcoming Special Meeting of Shareholders (the "Meeting") of Hartford Mutual Investment Fund, Inc. (the "Hartford Fund"), to be held at 12:00 p.m., Eastern Time, Thursday, October 30, 2003, at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut 06032.

          At this Meeting, you will be asked to approve an agreement and plan of reorganization which will result in the Hartford Fund combining with and becoming a part of the Grand Prix Fund, a separate series of shares of Grand Prix Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Reorganization"). If the shareholders vote to approve the Reorganization, all of the assets and all of the liabilities of the Hartford Fund will be transferred to the Grand Prix Fund, and you will receive Class A shares of the Grand Prix Fund in exchange for your Hartford Fund shares. The Grand Prix Fund is managed by Target Investors, Inc. ("Target"), the current investment adviser for the Hartford Fund. Target provides investment advisory services to mutual funds and other investment portfolios representing assets of approximately $200 million as of July 31, 2003.

          The Board of Directors of the Hartford Fund has unanimously approved the Reorganization and the transactions contemplated thereby and recommends a vote "FOR" the proposal. The Board believes that the Reorganization will benefit the Hartford Fund's shareholders by allowing you to continue your investment in a mutual fund with similar investment objectives and investment policies. As a result of the Reorganization, shareholders of the Hartford Fund will be invested in a combined fund with a larger asset base and are expected to benefit from lower annual operating expenses. It is expected that the Reorganization will be tax-free to the Hartford Fund and its shareholders. If you have any questions regarding the issues to be voted on or need assistance with voting by proxy, please call Rodney D. Pierce, President of the Hartford Fund at (860) 684-4261.

          The enclosed materials provide more information about this vote. Please vote by attending the Meeting in person or by completing, dating and signing your proxy card and mailing it to us today.

          Thank you for investing in the Hartford Fund and for your continuing support.
Sincerely,

RODNEY D. PIERCE,
President

Enclosures

HARTFORD MUTUAL INVESTMENT FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 30, 2003

          Hartford Mutual Investment Fund, Inc., a Connecticut corporation (the "Hartford Fund"), will hold a Special Meeting of Shareholders (the "Meeting") of the Hartford Fund, at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut 06032 on Thursday, October 30, 2003, at 12:00 p.m., Eastern Time. At the Meeting, shareholders of the Hartford Fund will be asked to consider and act upon the proposals noted below:

1.

To approve an agreement and plan of reorganization between the Hartford Fund and Grand Prix Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Grand Prix Fund, a series of the Corporation, whereby the Grand Prix Fund would acquire all of the assets and liabilities of the Hartford Fund in exchange for Class A shares of the Grand Prix Fund, which would be distributed by the Hartford Fund to the holders of its shares in complete liquidation of the Hartford Fund; and

2.	To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

          Only shareholders of record at the close of business on Monday, September 8, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

          As a shareholder, you are asked to vote your shares at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting a written notice of revocation or a later-dated proxy card, or by attending the meeting in person and voting your shares at that time.

By Order of the Board of Directors,

JAMES P. CRONIN,
Secretary

October 20, 2003

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

         Question: On what are shareholders being asked to vote at the upcoming Special Meeting on October 30, 2003?

         Answer: The Board of Directors of the Hartford Fund has called a Special Meeting (the "Meeting") of the shareholders of the Hartford Fund at which you will be asked to approve an agreement and plan of reorganization (the "Reorganization Plan") and the transactions contemplated thereby pursuant to which the Hartford Fund will, in an expected tax-free transaction, reorganize from the Hartford Fund, a Connecticut corporation, into the Grand Prix Fund, a series of Grand Prix Funds, Inc., a Maryland corporation (the "Reorganization").

         Question: Why has the Board of Directors of the Hartford Fund decided to recommend the Reorganization?

         Answer: The Board unanimously approved the Reorganization Plan and Reorganization because it believes that the Reorganization is in the best interests of the Hartford Fund and its shareholders. The Reorganization will enable the shareholders of the Hartford Fund to own shares of a larger combined fund with similar investment objectives and strategies and the same investment adviser.

         Question: How will the Reorganization benefit me?

         Answer: The larger combined fund offers the potential for lower annual operating expenses and other economies of scale, and the distribution network supporting the sale of shares of the Grand Prix Fund is expected to foster further asset growth. The funds have similar investment objectives and strategies and the portfolio manager of both funds is Robert Zuccaro of Target Investors, Inc. As a result, the Board believes that shareholders who wish to continue their investment in the Hartford Fund should find the Grand Prix Fund to be an attractive alternative.

         Question: What are the federal tax implications of the Reorganization?

         Answer: The Board of Directors of the Hartford Fund and the Board of Directors of Grand Prix Funds, Inc. (the "Corporation") each expect to obtain a legal opinion from its counsel that, subject to certain conditions, the transaction should be tax-free for federal income tax purposes to shareholders of the Hartford Fund and to each of the funds. However, you will recognize a capital gain (or loss) if you sell or exchange the Grand Prix Fund shares you receive in the Reorganization.

         Question: How will you determine the number of shares of the Grand Prix Fund that I will receive in the Reorganization?

         Answer: On the closing date of the Reorganization, Hartford Fund shareholders will receive an amount of full and fractional shares of the Grand Prix Fund that is equal in dollar value to the aggregate net asset value of their shares of the Hartford Fund computed as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing date. No sales charge will be imposed on shares of the Grand Prix Fund issued to you in the Reorganization. The closing date is expected to be on or about November 3, 2003.

         Question: Will I have to take any steps to receive shares of the Grand Prix Fund in the Reorganization?

         Answer: If the Reorganization is approved by shareholders of the Hartford Fund and subsequently is completed, you will automatically receive the number of Class A shares of the Grand Prix Fund which you are entitled to receive in exchange for your shares of the Hartford Fund. You will not be required to take any steps to receive these shares. If you hold certificates representing shares of the Hartford Fund, you will have to turn in those certificates, and you will not receive any certificates representing shares of the Grand Prix Fund. Instead, your shares will be held in non-certificated form and you will receive a confirmation of the number of Class A shares of the Grand Prix Fund issued to you. You will receive a statement from the Grand Prix Fund shortly after completion of the Reorganization setting forth the number of Grand Prix Fund shares you received, your new Grand Prix account number and relevant contact information.

         Question: Will I be able to freely redeem the Grand Prix Fund shares I receive in the Reorganization?

         Answer: Yes. You will be able to freely redeem the Grand Prix Fund shares you receive in the Reorganization in accordance with the redemption procedures set forth in greater detail in the Grand Prix Fund's Prospectus, which is incorporated by reference in this Proxy Statement/Prospectus. Please note that the Grand Prix Fund reserves the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of (1) $250,000 or (2) 1% of the net asset value of the class of shares being redeemed.

         Question: Will I be able to make additional investments in the Grand Prix Fund after the Reorganization?

         Answer: Yes. You will be free to make additional investments in the Grand Prix Fund and the Super Core Fund, another series of the Corporation, after the Reorganization on the terms generally applicable to purchases of such shares by current Grand Prix Fund shareholders.

         Question: How many votes am I entitled to cast?

         Answer: You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Hartford Fund that you owned on the record date. The record date is September 8, 2003.

         Question: How do I vote my shares?

         Answer: You may vote by attending the Meeting in person or by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you vote by proxy, please be sure to sign your name exactly as it appears in your account registration as shown on the card. If you are signing as an officer of a company, a trustee or other fiduciary, please indicate your capacity next to your signature.

         Question: Who bears the costs of the Reorganization?

         Answer: Each fund will bear its own costs associated with the Reorganization, except the Grand Prix Fund will pay up to $45,000 of the costs incurred by the Hartford Fund. Hartford Fund shareholders are responsible for their own expenses, if any, in connection with the Reorganization.

         Question: Who should I call if I have questions about voting?

         Answer: You can call Rodney D. Pierce, President of the Hartford Fund, at (860) 684-4261.

PROXY STATEMENT/PROSPECTUS

October 20, 2003

HARTFORD MUTUAL INVESTMENT FUND, INC.

c/o Rodney D. Pierce
Stafford Savings Bank
P.O. Box 25
Stafford Springs, Connecticut 06076

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

GRAND PRIX FUND
a series of Grand Prix Funds, Inc.

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
1-800-307-4880

         This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of Hartford Mutual Investment Fund, Inc. (the "Hartford Fund") for use at the Special Meeting of Shareholders (the "Meeting") of the Hartford Fund to be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut 06032 on Thursday, October 30, 2003, at 12:00 p.m., Eastern Time, and any adjournments or postponements of the Meeting. At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization (the "Reorganization Plan") between the Hartford Fund and Grand Prix Funds, Inc. (the "Corporation"), on behalf of the Grand Prix Fund, a separate series of shares of the Corporation (the "Grand Prix Fund"), whereby the Grand Prix Fund would acquire all of the assets and all of the liabilities of the Hartford Fund in exchange for Class A shares of the Grand Prix Fund, which would be distributed by the Hartford Fund to the holders of its shares in complete liquidation of the Hartford Fund (the "Reorganization"). A copy of the Reorganization Plan is attached hereto as Exhibit A. The Hartford Fund and the Grand Prix Fund are sometimes called a "Fund" or collectively the "Funds" in this Proxy Statement/Prospectus.

         This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Reorganization. You should read it and keep it for future reference.

         The Hartford Fund is a Connecticut corporation, and the Grand Prix Fund is a separate series of shares of the Corporation, a Maryland corporation. Both the Hartford Fund and the Corporation are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). For simplicity, actions are described in the Proxy Statement/Prospectus as being taken by the Grand Prix Fund, although actions are actually taken by the Corporation, on behalf of the Grand Prix Fund.

         The following documents, which accompany this Proxy Statement/Prospectus, have been filed with the SEC and are incorporated by reference in this Proxy Statement/Prospectus:

    Prospectus for the Grand Prix Fund dated February 28, 2003;
    Statement of Additional Information for the Grand Prix Fund dated February 28, 2003, as supplemented;
    Annual Report to Shareholders of the Grand Prix Fund for the year ended October 31, 2002, containing audited financial statements;
    Semi-Annual Report to Shareholders of the Grand Prix Fund for the period ended April 30, 2003, containing unaudited financial statements; and
    Statement of Additional Information relating to this Proxy Statement/Prospectus dated October 20, 2003.

         Copies of the Grand Prix Fund documents listed above are also available upon request and without charge by writing to the Grand Prix Fund at Wilton Executive Campus, 15 River Road, Suite 220, Wilton, Connecticut 06897 or by calling 1-800-307-4880.

         The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card are being mailed to shareholders of the Hartford Fund on or about October 20, 2003.

____________________________________

         The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

_____________________________________

TABLE OF CONTENTS

PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

          Introduction. Shareholders of the Hartford Fund will be asked at the Meeting to approve the Reorganization Plan and the Reorganization contemplated thereby and as described herein. Under the Reorganization Plan, the Hartford Fund will transfer all of its assets to the Grand Prix Fund in exchange for Class A shares of the Grand Prix Fund. The Grand Prix Fund will also assume all of the liabilities of the Hartford Fund. The Hartford Fund will distribute the shares received from the Grand Prix Fund proportionately to its shareholders and then terminate. If approved, the Reorganization is expected to be completed on or about November 3, 2003.

          Background and Reasons for the Proposal. The Hartford Fund was organized on September 30, 1968 under Connecticut law for the purpose of qualifying as an investment company under Section 36-96(12) of the Connecticut statutes. This statute allowed Connecticut savings banks to invest in shares of an investment company registered with the SEC, provided that (1) all shares of the investment company were owned by Connecticut savings banks doing business in Connecticut, (2) the assets of the investment company were invested in only such investments as permitted by Connecticut law for Connecticut savings banks and (3) certain other conditions were satisfied. Because of the unique nature of the Hartford Fund's business and investors under Connecticut law, the Hartford Fund sought and received from the SEC exemptive relief from various provisions of the 1940 Act and the rules thereunder, including Sections 20(a), 30(a), 14(a), 22(d), 22(e) and 24(d) and Rules 20a-1 and 8b-16. Section 36-96(12) was repealed in 1995, and current Connecticut law imposes fewer restrictions on investments by Connecticut savings banks in registered investment companies, thereby permitting the Hartford Fund's shareholders to invest in shares of other mutual funds. In addition, over the past several years, the number of shareholders of the Hartford Fund has decreased, so that there are currently only four remaining shareholders of the Hartford Fund. At the same time, the administrative costs to the Hartford Fund and its shareholders of maintaining the Hartford Fund as a registered investment company have increased significantly and are expected to continue to increase in the future.

          Board Deliberations. The Board of Directors of the Hartford Fund, including all directors who are not "interested persons" of the Hartford Fund, as defined in the 1940 Act, unanimously approved the Reorganization and the Reorganization Plan at a meeting held in person on September 5, 2003. The Board determined that (i) the Reorganization is in the best interests of the Hartford Fund and (ii) the interests of the shareholders of the Hartford Fund will not be diluted as a result of the Reorganization. Accordingly, the Board unanimously decided to recommend approval of the Reorganization and the Reorganization Plan to shareholders.

          At its meeting on September 5, 2003, the Board considered a number of factors in its decision to approve the Reorganization Plan and the resulting Reorganization. Factors considered include:

    The Board's belief that the Reorganization offers the potential for lower overall Fund operating expenses for shareholders and other economies of scale associated with a larger Fund;
    The fact that the Reorganization would give shareholders the opportunity to continue investing in a mutual fund with similar investment objectives and policies;
    The fact that Target, the current investment adviser of the Hartford Fund, will continue as the investment adviser of the Grand Prix Fund after the Reorganization;
    The fact that the Reorganization is expected to be tax free to shareholders of the Hartford Fund; and
    The Board's concern that if the Reorganization does not occur, the Board may have to consider other alternatives, such as liquidating the Hartford Fund, which would not be tax free to shareholders.

          The Reorganization. The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

          The Reorganization Plan provides for the transfer of all of the assets of the Hartford Fund to the Grand Prix Fund in exchange for that number of full and fractional Class A shares of the Grand Prix Fund having an aggregate net asset value equal to the aggregate net asset value of the Hartford Fund as of the close of business on the business day preceding the closing (the "Closing") of the Reorganization (the "Valuation Date"). The Grand Prix Fund will assume all of the liabilities of the Hartford Fund. The Hartford Fund will distribute the Class A shares received in the exchange to the shareholders of the Hartford Fund in complete liquidation of the Hartford Fund. The Hartford Fund will then be terminated.

          Upon completion of the Reorganization, each shareholder of the Hartford Fund will own that number of full and fractional Class A shares of the Grand Prix Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Hartford Fund as of the close of business on the Valuation Date. Shareholders of the Hartford Fund will not be required to pay any sales charge on the Grand Prix Fund shares they receive in the Reorganization.

          The Reorganization is subject to a number of conditions, including, without limitation, approval of the Reorganization Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the Hartford Fund shareholders, the receipt of legal opinions from counsel to the Hartford Fund and the Grand Prix Fund with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below, and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the effective time of the Reorganization is expected to occur on or about November 3, 2003, or such other date as is agreed to by the parties.

          The Grand Prix Fund will bear the costs and expenses of the Grand Prix Fund associated with the Reorganization and up to $45,000 of the costs and expenses of the Hartford Fund associated with the Reorganization. Shareholders of the Hartford Fund must pay their own expenses, if any, in connection with the Reorganization.

          The Reorganization Plan may be amended by the mutual consent of the Funds, notwithstanding approval thereof by the Hartford Fund shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval. In addition, the Reorganization Plan may be terminated at any time prior to the Closing by either Fund upon notice to the other, subject, in the case of a termination by the Grand Prix Fund, to the payment of certain costs and expenses of the Hartford Fund.

          On or as soon as practicable prior to the Closing, the Hartford Fund will declare and pay to its shareholders of record as a distribution substantially all of its investment company taxable income and realized net capital gain, if any, through that date, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

          Comparative Performance Information. The performance information that follows gives you some indication of the risks of an investment in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns (before and after taxes) for one year, five years, ten years and since inception compare with those of a broad measure of market performance. The performance information also allows you to compare the returns of the Funds. Please remember that a Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Calendar Year Total Returns
(1)	The Class A shares of the Grand Prix Fund were first offered on December 31, 1997.
(2)	The Hartford Fund commenced operations on September 30, 1968.

Best and Worst Quarterly Performance (during the periods shown above)
Fund Name	Best Quarter Return	Worst Quarter Return

Grand Prix Fund Class A	90.18% (4th Q, 1999)	(42.65)% (1st Q, 2001)
Hartford Fund	86.76% (4th Q, 1999)	(38.54)% (1st Q, 2001)

          Please note that the returns presented in the chart entitled "Calendar Year Total Returns" and in the table entitled "Best and Worst Quarterly Returns" do not reflect the 5.25% maximum sales charge imposed on the Grand Prix Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Average Annual Total Returns" table do, however, reflect this sales charge with respect to the Class A shares of the Grand Prix Fund.

          The Funds' after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown.

Average Annual Total Returns
(For the period ended December 31, 2002)
Fund/Index	1 Year	5 Years	10 Years	Life of Fund(1)

Grand Prix Fund Class A

Return Before Taxes	(46.90)%	(3.70)%	N/A	(3.70)%

Return After Taxes on Distributions	(46.90)%	(4.99)%	N/A	(4.99)%

Return After Taxes on Distributions and Sale of Fund Shares	(28.79)%	(3.07)%	N/A	(3.07)%

Hartford Fund

Return Before Taxes	(55.27)%	(13.72)%	(1.96)%	257.25%

Return After Taxes on Distributions	N/A	N/A	N/A	N/A

Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A

S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	(22.10)%	(0.59)%	9.34%	(0.59)%(3)

(1)	The Class A shares of the Grand Prix Fund were first offered on December 31, 1997. The Hartford Fund commenced operations on September 30, 1968.
(2)	The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.
(3)	Life of the Grand Prix Fund - Class A shares.

          Comparative Fee Table. The following Summary of Fund Expenses shows the fees for the Hartford Fund (based on the Hartford Fund's fees for the fiscal year ended December 31, 2002), fees for the Class A shares of the Grand Prix Fund (based on the Grand Prix Fund's fees for the fiscal year ended October 31, 2002) and pro forma fees for the Grand Prix Fund after giving effect to the Reorganization.

Summary of Fund Expenses

	Hartford Fund	Grand Prix Fund Class A	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%(2)	5.25%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(3)
Management Fees	0.50%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	2.11%	1.08%(4)	1.04%(4)
Total Annual Fund Operating Expenses	2.61% ======	2.33% ======	2.29% ======

Plus: Interest Expense	0.00%	0.45%	0.40%

Total Expenses	2.61% ======	2.78%(4) =======	2.69%(4) ========

(1)

The Grand Prix Fund charges a $25 fee for returned checks or electronic funds transfers. If you redeem Grand Prix Fund Class A shares by wire, you will be charged a $15 fee. For additional information, see the Grand Prix Prospectus, which is incorporated herein by reference.

(2)

This sales charge is the maximum applicable to purchases of Class A shares of the Grand Prix Fund. Please note that you will not have to pay any sales charge on the Grand Prix Fund shares you receive in the Reorganization. In addition, with respect to Class A shares of the Grand Prix Fund purchased in transactions unrelated to the Reorganization, you may not have to pay this sales charge because certain investors are exempt from paying some or all of this sales load. For more information, see the Grand Prix Prospectus, which is incorporated herein by reference.

(3)

Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(4)

In the past, Target has voluntarily agreed to waive certain management fees and/or reimburse certain expenses of the Grand Prix Fund. Target has currently discontinued such waiver of management fees and/or reimbursement of Fund expenses, although it may, in its sole discretion, reinstate such limitation in the future. Any voluntary waivers of management fees and/or reimbursements of Fund expenses may be discontinued by Target, in its sole discretion, at any time. "Other Expenses" and "Total Expenses" are presented before any waivers or reimbursements.

Example

          The example set forth below is intended to help you compare the cost of investing in the Hartford Fund with the cost of investing in the Grand Prix Fund, before voluntary fee waivers and expense reimbursements, if any.

          The Example assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that each Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	Hartford Fund	Grand Prix Fund Class A Shares(1)	Pro Forma Combined Fund

1 year	$ 264	$ 791	$ 783
3 years	$ 811	$1,342	$1,316
5 years	$1,385	$1,917	$1,875
10 years	$2,944	$3,471	$3,388

(1)

The 5.25% maximum sales charge imposed on purchases of Class A shares of the Grand Prix Fund is reflected in the Example. Please note that you will not have to pay any sales charge on the Grand Prix Fund shares you receive in the Reorganization.

          Investment Objectives, Policies and Strategies. The following compares the investment objectives, policies and strategies of the Hartford Fund with the Grand Prix Fund.

          The Hartford Fund and the Grand Prix Fund have similar investment objectives, policies and strategies and, therefore, are subject to similar risks. The investment objective of the Hartford Fund is long-term growth of capital, while the investment objective of the Grand Prix Fund is capital appreciation. Both Funds seek to achieve their investment objectives by investing primarily in common stocks of companies which are characterized as "growth" companies. Neither investment objective can be changed without shareholder approval.

          The Hartford Fund invests primarily in common stocks, and seeks realization of current income as a secondary consideration, although it is hoped that growth in income will accompany growth in capital. Diversification is an important portfolio consideration, but the Hartford Fund's emphasis is upon careful selection of securities thought to have good potential for growth rather than upon wide diversification. Notwithstanding its primary growth objective, for defensive purposes, the Hartford Fund may invest in fixed income securities. It may also hold assets in cash or invest in short-term obligations pending selection of particular long-term investments. Target generally selects stocks for the Hartford Fund in the same manner it selects stocks for the Grand Prix Fund.

          The Grand Prix Fund may invest in companies of all sizes. The Grand Prix Fund focuses on companies which exhibit fast earnings growth and are rising in price. Companies considered by the Grand Prix Fund's adviser as "growth" companies are often in the same or related market sectors. One sector, however, like technology, may include various industries, like networking, telecommunications, software, semiconductors or voice-processing. Thus, the Grand Prix Fund may be heavily invested in one sector, while being diversified among several industries and may take relatively large positions in a single company. The Grand Prix Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single sector, industry or company. This may increase the Grand Prix Fund's volatility.

          In identifying securities for the Grand Prix Fund, the Grand Prix Fund's adviser uses a computer-driven model. In the research process, the adviser screens for certain fundamental and quantitative attributes that it believes a security should have for the Grand Prix Fund to invest in it, including:

    projected earnings growth of at least 20%;
    top 10% relative price strength; and
    projected positive earnings surprises of at least 5%.

          The Grand Prix Fund's adviser values securities by assigning scores to them based on such factors and ranks the securities accordingly. Pursuant to that ranking, the adviser constructs a list of securities for the Grand Prix Fund and purchases the highest ranking securities for its portfolio. The adviser rescores stocks and rebalances the portfolio weekly according to the highest ranked scores.

          The Grand Prix Fund's adviser will sell a stock when the price has deteriorated significantly or other securities are a better value. As a means to increase returns, the Grand Prix Fund expects to trade actively and frequently. The annual portfolio turnover rate could range from 300% to 600%, but generally will not exceed 800%. The annual portfolio turnover rate indicates changes in the Grand Prix Fund's securities holdings; generally if all the securities in the Grand Prix Fund at the beginning of an annual period are replaced by the end of the period, the turnover rate would be 100%. You may realize significant taxable capital gains as a result of such frequent trading of the Grand Prix Fund's assets and the Grand Prix Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Grand Prix Fund's effective return for investors.

          The Grand Prix Fund is "non-diversified," which means that it invests in a more limited number of companies than other mutual funds. The Fund may invest up to 50% of its assets in the securities of as few as two companies, up to 25% each, so long as the Fund does not control the two companies or so long as the two companies are engaged in different businesses. The Fund may also invest the other 50% of its assets in the securities of as few as 10 companies, up to 5% each, provided that the Fund does not own more than 10% of any company's outstanding voting stock.

          Under normal market conditions, the Grand Prix Fund expects to invest at least 95% of its assets in equity securities, holding positions in generally no more than 25 companies at any one time. However, to meet anticipated redemption requests, to pay expenses, pending investment and to respond to adverse market or other conditions, the Grand Prix Fund may invest up to 35% of its assets in short-term money market securities and cash. If such defensive measures are taken, it is more difficult for the Fund to meet its objective. The Grand Prix Fund may also invest a limited amount of its assets, generally not more than 20% of its net assets, in American Depositary Receipts and may invest up to 10% of its assets in securities of unseasoned companies (i.e., companies that have been in existence for less than three years). In addition, the Grand Prix Fund is authorized to borrow money from banks and make investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed may not exceed 33 1/3% of the value of the Fund's net assets.

          As the foregoing illustrates, the Hartford Fund and the Grand Prix Fund have similar investment objectives, policies and strategies. The primary differences between the Funds are as follows:

          Fundamental investment restrictions of the Funds may not be changed without the approval of holders of a "majority" (as that term is defined in the 1940 Act) of the respective Fund's outstanding shares. A complete list of each Fund's fundamental investment restrictions is set forth on Exhibit B. Regarding the fundamental investment restrictions of the Hartford Fund, there are some differences between these restrictions and the Grand Prix Fund's fundamental investment restrictions. Specifically, the Hartford Fund may not invest in companies for the purpose of influencing management or exercising control, while the Grand Prix Fund has no such restriction. The Hartford Fund has fundamental restrictions which prohibit it from purchasing securities on margin, selling securities short and purchasing securities of a company with less than three years operating history if such purchase would cause the Hartford Fund's investments in such companies to exceed 5% of the total assets of the Hartford Fund, while the Grand Prix Fund has no such restrictions. The Hartford Fund also has fundamental restrictions prohibiting it from investing more than 10% of the value of its assets in one issuer (other than U.S. government securities) or investing in more than 5% of the voting securities of an issuer, more than 5% of the shares of stock of an issuer or more than 10% of the securities of any class of an issuer, whereas the Grand Prix Fund has no such restrictions. In addition, the Hartford Fund has a fundamental restriction prohibiting it from purchasing the securities of any company if the Fund's officers or directors, or the officers or directors of the Fund's investment adviser, who each own 0.5% of the outstanding shares of such company, together own more than 5% of such securities. The Grand Prix Fund has no similar restriction.

          Some of the fundamental investment restrictions of the Hartford Fund are more restrictive than those of the Grand Prix Fund. For example, the Hartford Fund's fundamental investment restrictions prohibit the Fund from making loans, except by the purchase of certain debt securities; however, the Grand Prix Fund may lend up to 33 1/3% of its total assets to other persons (which percentage does not include purchases of debt securities or other debt instruments or engaging in repurchase agreements). In addition, the Hartford Fund may not borrow, except from banks for emergency purposes, and only then if (1) immediately after such borrowings, and at all times thereafter while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Fund and (2) the borrowings do not exceed 10% of the Fund's total assets at cost, whereas the Grand Prix Fund may borrow up to an amount equal to 33 1/3% of its net assets. Moreover, the Hartford Fund may not purchase the securities of any investment company, except (1) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchase, or (2) if acquired in connection with a reorganization. However, the Grand Prix Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions. The Hartford Fund may invest up to 15% of its assets in illiquid securities, whereas the Grand Prix Fund has no such restriction, although it has a non-fundamental restriction (which may be changed without shareholder approval) limiting purchases of illiquid securities to 5% of the Fund's net assets.

          Notwithstanding these differences in fundamental investment restrictions, the Grand Prix Fund is not expected to be operated in a materially different manner than the Hartford Fund. The primary reason for this is that the portfolio manager of the Hartford Fund, Robert Zuccaro, will continue to manage the Grand Prix Fund after the Reorganization and the differences in fundamental investment restrictions should not affect his management style.

          Securities held by the Hartford Fund that are incompatible with the Grand Prix Fund's investment policies and restrictions, if any, are expected to be sold off prior to or shortly after the Reorganization, which could result in the recognition of capital gains (or losses) to Hartford Fund shareholders.

          Principal Risk Factors. Because of their similar investment objectives, policies and strategies, many of the investment risks associated with an investment in the Hartford Fund are similar to those associated with an investment in the Grand Prix Fund. A discussion of certain principal risks of investing in the Grand Prix Fund is set forth below, which risks apply equally with respect to an investment in the Hartford Fund, except as otherwise noted. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Grand Prix Fund.

          Stock Market Risk: Equity mutual funds like the Grand Prix Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Grand Prix Fund is likely to decline in value. Stocks are generally more volatile than bonds.

          Liquidity Risk: Target may not be able to sell stocks held in the Grand Prix Fund's portfolio at an optimal time or price.

          Small Cap Investing Risk: Some of the companies in which the Grand Prix Fund may invest will have small market capitalizations relative to other companies. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies and can react differently to political, market and economic developments than the market as a whole and other types of stocks. Smaller companies can have more limited product lines, markets and financial resources.

          ADR Risk: The Grand Prix Fund may invest in American Depository Receipts which may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates and by political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

          Leveraging Risk: The Grand Prix Fund may borrow money to purchase investments. Leverage is a speculative technique that provides the opportunity for greater total return but also involves risks. If the Grand Prix Fund's return on its investment from a borrowing is lower than the interest rate on the borrowed funds, the Fund's return will be lower than if the Fund had not borrowed money.

          Non-Diversification Risk: Because the Grand Prix Fund is not diversified, it may invest a relatively large amount of its assets in a few companies, which may increase volatility. Because the Hartford Fund is diversified, this risk does not apply to the Hartford Fund.

          Stock Selection Risk: The stocks selected by Target for the Grand Prix Fund may decline in value or not increase in value when the stock market in general is rising.

          Short-Term Trading Risk: The Grand Prix Fund trades actively and frequently. You may realize significant taxable capital gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Grand Prix Fund's effective return for investors.

          Sector Concentration Risk: While the Grand Prix Fund will not concentrate its investments in any one industry, the Fund may be heavily invested in relatively few market sectors, which may increase volatility.

          As with any mutual fund, there can be no guarantee that the Grand Prix Fund will achieve its investment objective. In addition, the share price of the Grand Prix Fund may decline so that when you sell your shares, you may lose money.

          Directors and Officers. The Hartford Fund and the Grand Prix Fund are managed by a Board of Directors; however, the persons sitting on these two boards are not the same. After the Reorganization, the Grand Prix Fund's Board of Directors will continue to serve in that capacity for the combined Fund. For a complete description of the directors and officers of the Grand Prix Fund, including each director's principal occupation for the past five years and compensation paid to each director, see the Statement of Additional Information for the Grand Prix Fund, which is incorporated by reference into this Proxy Statement/Prospectus.

          Investment Advisers; Investment Advisory Agreements. The investment adviser for both Funds is Target Investors, Inc., 15 River Road, Suite 220, Wilton, Connecticut 06897, a Florida corporation. In addition to managing the assets of the Funds, Target provides investment advisory services to individuals, institutions and retirement plans. As of July 31, 2003, Target had approximately $200 million of assets under management. Target has been serving clients since 1983.

          Mr. Robert Zuccaro serves as the portfolio manager for both of the Funds. President of Target since 1983, Robert Zuccaro received a Bachelor's Degree from the University of Bridgeport in 1965 and a Master's in Business Administration from Pace University in 1968. Mr. Zuccaro entered the investment management business in 1967 as an analyst with the Value Line Survey. Prior to founding Target in 1983, Mr. Zuccaro spent six years with Axe-Houghton, where he was President and a Director of Axe-Houghton Stock Fund and Vice President and Director of Portfolio Management of E.W. Axe & Co. Mr. Zuccaro is a Chartered Financial Analyst and has more than 30 years of experience in the investment business.

          Under the investment advisory agreement between the Grand Prix Fund and Target (the "Grand Prix Fund Agreement"), Target receives an annual management fee of 1.00% of the Grand Prix Fund's average daily net assets. The management fee is accrued daily and paid monthly. Target has voluntarily agreed to limit the Grand Prix Fund's operating expenses, exclusive of taxes, interest and brokerage commissions, to an annual rate of 2.25% of the Fund's average daily net assets attributable to the Class A shares and 3.00% of the Fund's average daily net assets attributable to the Class C shares until February 28, 2004. Target may, in its sole discretion, discontinue voluntary waivers of management fees and/or reimbursement of Fund expenses at any time without further notification of the termination of such waivers or reimbursements. Any waivers or reimbursements will have the effect of temporarily lowering the Fund's overall expense ratio and increasing its overall return to investors. Any waivers or reimbursements may be recouped by Target to the extent that actual operating expenses for a period are less than the expense limitation caps; provided that Target is only entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed. Under the Grand Prix Fund Agreement, Target is responsible not only for management of the Fund's assets, but also for portfolio and brokerage transactions.

          Under the investment advisory agreement between the Hartford Fund and Target (the "Hartford Fund Agreement"), the Hartford Fund pays an investment advisory fee computed at the annual rate of 0.5% of the market value of all the Fund's net assets at the end of each quarter. Under the Hartford Fund Agreement, Target is responsible not only for management of the Fund's assets, but also for portfolio and brokerage transactions.

          The primary differences between the Funds' investment advisory agreements, other than the advisory fee, are as follows:

    Termination. The Hartford Fund Agreement may be terminated at any time by either party giving the other at least 30 days' prior written notice of the termination. The Grand Prix Fund Agreement may be terminated at any time: (1) by the directors of the Corporation or by the shareholders of the Grand Prix Fund acting by the vote of at least a majority of its outstanding shares (as defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days' written notice of termination is given to Target; and (2) by Target, by giving 60 days' written notice to the Corporation.
    Standard of Care; Limitation on Liability. The Hartford Fund Agreement defines a specific standard of care for Target, while the Grand Prix Fund Agreement contains no such clause. The Grand Prix Fund Agreement defines the scope of Target's liability, while the Hartford Fund Agreement contains no such clause.
    Proxy Voting. The Hartford Fund Agreement provides that Target will not be required to vote proxies with respect to securities held by the Fund, while the Grand Prix Fund Agreement is silent on the issue of proxy voting. Accordingly, Target has implied voting authority as a result of the overall delegation of discretionary authority.

          Distribution Arrangements. T. O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032-2256, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the "NASD"), acts as distributor of the Grand Prix Fund's shares (the "Distributor"). As compensation for its services, the Distributor may retain a portion of (i) the initial sales charge from purchases of Fund shares and (ii) the Rule 12b-1 fees. The Distributor may pay all or a portion of its fee to registered dealers who sell shares of the Grand Prix Fund, pursuant to a written dealer agreement. The Distributor may pay Rule 12b-1 fees to persons entering into 12b-1 related agreements. Such persons may include Target. The Distributor and Target, at their own expense, may also periodically sponsor programs that offer additional compensation in connection with the sale of Fund shares. In some circumstances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares.

          The Grand Prix Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan") with respect to each class of shares, which authorizes the Grand Prix Fund to pay the Distributor certain distribution and shareholder servicing fees. Under the Class A 12b-1 Plan, the Class A shares of the Grand Prix Fund may be required to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. The 12b-1 Plan has the effect of increasing expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Grand Prix Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Grand Prix Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the Grand Prix Fund's SAI.

          The Hartford Fund does not have a distributor.

          Net Asset Value. The net asset value of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund.

          Hartford Fund. The net asset value for the Hartford Fund is calculated as of any given time by dividing the net value of the assets of the Fund by the total number of shares then issued, including all shares which the Fund has agreed to sell, whether or not paid for and issued, and all shares which are being redeemed by the Fund, the purchase price of which has not been determined. The net value of the assets of the Hartford Fund will be determined as of any given time in accordance with sound accounting practice by deducting from the gross value of the assets of the Fund at such time the amount of all expenses incurred and accrued and unpaid, such reserves as may be set up to cover taxes and other liabilities, and such other deductions as in the opinion of the Board are in accordance with sound accounting practice. The gross value of the assets of the Fund as of any given time will be an amount equal to all cash, receivables, the market value of all securities and the fair value of other assets held by the Fund at such time, all determined in accordance with sound accounting practice.

          For the purpose of calculating the net asset value of the Hartford Fund, securities listed the New York Stock Exchange, American Stock Exchange or other securities exchanges are valued at the last sales price during the period elapsed since the last previous determination of net asset value or, in the case of securities in which there have been no previously reported sales transactions during such period, the mean between the last bid price and the last asked price. Securities which are not listed on a securities exchange are valued at the mean of bid and asked prices as reported on the National Association of Securities Dealers Automated Quotation System or by any other recognized source. The fair value of all other securities of the Hartford Fund is determined in such manner as the Board may prescribe from time to time.

          Grand Prix Fund. The price of the Grand Prix Fund's shares is based on its net asset value, and is determined as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund's total assets, including interest and dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. Net asset value is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received.

          For the purposes of calculating the net asset value of the Grand Prix Fund, common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded or the Nasdaq Official Closing Price for securities which are primarily traded on the Nasdaq Stock Market. If the Nasdaq Official Closing Price is not available for a security quoted on the Nasdaq Stock Market, the security will be valued at the last sale price or, if there were no transactions on a given day, at the average of the most recent bid and asked prices. Securities traded on a national securities exchange for which there were no transactions on a given day, and securities not listed on a national securities exchange or the Nasdaq Stock Market, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate. The Board has approved the use of pricing services to assist the Grand Prix Fund in the determination of net asset value.

          Purchase Information. The following provides certain comparative information regarding the purchase of shares of the Hartford Fund and the Grand Prix Fund.

          The Hartford Fund. The Hartford Fund offers one class of shares: common stock. As noted above, purchasers of the Hartford Fund's shares are limited to Connecticut savings banks. Shares may be purchased by giving notice of intention to purchase to the Hartford Fund, or its transfer agent, during hours the New York Stock Exchange is open for trading. The asset value applicable to any purchase of Hartford Fund shares is computed as of the close of the New York Stock Exchange on the date on which the notice of intention to purchase shares is received by the Fund. The purchase price for such shares must be paid to the Fund in cash before the close of business on the next business day.

          Grand Prix Fund. The Grand Prix Fund offers two classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features: Class A and Class C. Only the Class A shares are discussed herein since the common stock of the Hartford Fund is to be exchanged for Class A shares of the Grand Prix Fund. The Grand Prix Fund shares may be purchased through any dealer that has entered into a sales agreement with the Distributor, or through the Distributor directly. The Grand Prix Fund's transfer agent may also accept Purchase Applications.

          Class A shares are offered and sold on a continual basis at the next offering price, which is the sum of the net asset value per share (next computed following receipt of a purchase request in good order by a dealer, the Distributor or the Fund's transfer agent, as the case may be) and the sales charge as set forth below. No sales charge is imposed on the reinvestment of dividends or capital gains. The sales charge imposed on purchases of Class A shares is as follows:

Total Sales Charge

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	5.25%	5.54%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	1.00%	1.01%

          Class A shares are also subject to Rule 12b-1 fees in the amount of 0.25% of the average daily net assets of the Fund's Class A shares.

          The following investors may purchase Class A shares at net asset value without the imposition of any sales charge:

    institutional retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans (SEPs and SIMPLEs), subject to minimum requirements with respect to the amount of purchase (minimum of at least $1,000,000);
    beneficial owners of wrap accounts who are clients of registered broker-dealers having a selling or service agreement with the Distributor;
    clients of fee-only financial planners or fee-only registered investment advisors and financial planners or investment advisors who have entered into an agreement with the Distributor or Target for clients participating in comprehensive fee programs;
    owners of private accounts managed by Target;
    persons who owned Grand Prix Fund shares on November 30, 1998 may purchase shares of the Grand Prix Fund at net asset value;
    persons who sell shares in the Grand Prix Fund, invest the proceeds in the Federated Prime Cash Series fund and subsequently reinvest in shares of the Grand Prix Fund;
    directors, officers and full-time employees of the Grand Prix Fund, the Distributor, U.S. Bank and affiliates of such companies (including Target) and spouses and family members of such persons; and
    registered broker-dealers who have entered into a selling or service agreement with the Distributor for their investment account only, and registered personnel and employees of such broker-dealers.

          Certain investors may purchase Class A shares at a reduced sales charge. For additional information on sales charge reductions for Class A shares, please see the Grand Prix Fund's Statement of Additional Information or call 1-800-307-4880.

          Please note that you will not have to pay any sales charge on the Grand Prix Fund Class A shares you receive in the Reorganization.

          Redemption Information. The following provides certain comparative information regarding the redemption of shares of the Hartford Fund and the Grand Prix Fund.

          The Hartford Fund. Shares of the Hartford Fund may be redeemed at any time, provided, however, that redemptions are limited to an amount of shares equal to 2% of the Fund's outstanding shares on the last day of the calendar quarter immediately preceding the date of redemption. If more than one shareholder redeems shares on a particular date and the total amount exceeds the 2% limitation, the redemption of shares on that date will be prorated among the shareholders in accordance with the number of shares owned by each shareholder on the last day of the immediately preceding calendar quarter. The redemption value for any excess shares will be calculated at the close of business on the New York Stock Exchange on the next succeeding business day, subject to the same 2% limitation and proration procedure. This procedure will be repeated until the redemption value for all shares that have been redeemed has been calculated. The purchase price for the redeemed shares generally will be paid within seven business days after the notice of redemption is delivered to the Fund's transfer agent, except in the event that the redemption value of any shares will be calculated as described above on a day other than the day of delivery of the redemption notice, then the purchase price of such shares will be paid by the Fund within seven business days after such date of calculation. The Board may charge a redemption fee. The Fund reserves the right to redeem in kind. In the past, the Board and the shareholders of the Hartford Fund have waived the 2% limitation described above.

          The Grand Prix Fund. Shares of the Grand Prix Fund may be redeemed at any time; provided, however, that the Fund reserves the right to refuse any purchase following a redemption and may limit the amount involved. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Fund. There are no sales charges for the redemption of shares except that a fee of $15 is charged for each wire redemption. The Fund reserves the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of (1) $250,000 or (2) 1% of the net asset value of the class of shares being redeemed.

          Purchase, Redemption and Exchange Policies. The following chart highlights the purchase, redemption and exchange policies of the Hartford Fund as compared to such policies of the Grand Prix Fund. For a more complete discussion of the Grand Prix Fund's purchase, redemption and exchange policies, please see the applicable sections of the Grand Prix Fund's Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Purchase, Redemption and Exchange Policies	Hartford Fund	Grand Prix Fund
Minimum initial purchase	None	$5,000 (may be waived at any time)
Additional minimum investments	None	Regular Accounts: $1,000 Automatic Investment Plans: $250 Gifts to Minors: $1,000 IRAs: $1,000 (may be waived at any time)
Purchases	By check, wire or electronic funds transfer	By check, wire, electronic funds transfer, through a securities dealer, automatic investment plan or exchange privilege
Redemptions	By check, telephone, wire or electronic funds transfer	By check, telephone, wire, electronic funds transfer, exchange privilege, systematic withdrawal plan, through a securities dealer or in kind
Exchange privileges	None	Yes, with Class A shares of the Super Core Fund, a series of the Corporation, and shares of the Federated Prime Cash Series/Fund

          Regarding redemptions of shares of the Grand Prix Fund, please note the following:

    If you redeem shares through a securities dealer or other intermediary, you may be charged a fee.
    If you redeem shares shortly after you purchase shares, the payment of your redemption proceeds may be delayed by up to 12 days to allow your purchase check to clear.
    Some redemptions require a signature guarantee, such as if a shareholder requests that redemption proceeds be sent to a different name or address than is registered on an account or if the redemption request is for $50,000 or more. A signature guarantee is designed to protect shareholders and the Grand Prix Fund against fraudulent transactions by unauthorized persons.
    The Grand Prix Fund reserves the right to suspend or postpone redemptions during periods when trading on the New York Stock Exchange is restricted or closed or when an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund unreasonable.
    If your account balance falls below the $5,000 minimum as a result of a redemption, you may be given a 60-day notice to reestablish the minimum balance. If this requirement is not met, your account may be closed and the proceeds sent to you.
    Any redemption or transfer of ownership request for corporate accounts will require special documentation. For redemption requests for corporate accounts, please see the Grand Prix Fund's SAI for more information.

          Dividends and Distributions. The Grand Prix Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Grand Prix Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. All dividends and distributions of the Grand Prix Fund are automatically reinvested in additional Class A shares at the then prevailing net asset value, unless you specifically request that either dividends or distributions be paid in cash. The Hartford Fund's policy is to pay dividends quarterly from net investment income, if any. It is also the Hartford Fund's policy to declare and pay dividends and distributions out of net realized capital gains, if any, in cash, annually during the fourth quarter of the Hartford Fund's fiscal year or the first quarter following the close of such fiscal year. If net capital losses are realized in any year, they will be charged against principal and not against net income. Net investment income will be distributed regardless of gains or losses realized upon the sale of securities or other property.

          Tax Consequences of Investing in the Funds. In general, the tax consequences of investing in the Grand Prix Fund are the same as those of investing in the Hartford Fund. For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Funds are taxable as ordinary income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Funds, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Funds have held the security and not the length of time you have held shares in the Funds. Each Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). Dividends and capital gains may also be subject to state or local taxes. You may also have to pay taxes if you exchange or sell your shares if your shares have increased in value since you bought them. Please note, however, that the Reorganization is expected to be tax-free to the Hartford Fund and its shareholders.

          Other Service Providers. The administrator for the Hartford Fund is BISYS Fund Services Ohio, Inc., which also serves as the Fund's transfer agent. The custodian of the Hartford Fund is Fifth Third Bank. The administrator for the Grand Prix Fund is U.S. Bancorp Fund Services, LLC, which also serves as the Fund's transfer agent. The custodian of the Grand Prix Fund is U.S. Bank, N.A. U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. are affiliates of each other. Upon completion of the Reorganization, the current service providers for the Grand Prix Fund noted above will become the service providers to the combined Fund.

          Independent Accountants. PricewaterhouseCoopers LLP serves as independent accountants to the Hartford Fund. Ernst & Young LLP serves as independent accountants to the Grand Prix Fund, and will continue to serve as such to the combined Fund upon completion of the Reorganization.

          Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, the Hartford Fund and the Grand Prix Fund will each have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Hartford Fund, the Grand Prix Fund, nor their respective shareholders are expected to recognize any gain or loss as a result of the Reorganization. In addition, the tax basis of the Grand Prix Fund shares received by each shareholder of the Hartford Fund in the Reorganization are expected to be the same as the tax basis of the Hartford Fund shares given up by such shareholder in the Reorganization. In addition, the holding period for the Grand Prix Fund shares received by each shareholder of the Hartford Fund is expected to include the holding period for the Hartford Fund shares given up by such shareholder, provided that such Hartford Fund shares were held as capital assets by the shareholder. Nevertheless, neither the Hartford Fund nor the Grand Prix Fund has sought or received a determination by the Internal Revenue Service that the Reorganization will, in fact, be tax free as described above.

          Comparison of Shareholder Rights. Set forth below is a discussion of the material differences in the rights of shareholders of the Hartford Fund versus the rights of shareholders of the Grand Prix Fund. It is not a complete statement of the provisions affecting and the differences between the rights of the Hartford Fund shareholders and those of the Grand Prix Fund shareholders. This discussion is qualified in its entirety by reference to the Connecticut Business Corporation Law, the Maryland General Corporation Law and the Funds' governing documents.

          Governing Law. The Hartford Fund is a Connecticut corporation. As a result, the Hartford Fund's operations are governed by the Fund's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), its Amended and Restated By-laws and applicable Connecticut law. The Grand Prix Fund is a separate series of shares of the Corporation, which is a Maryland corporation. As a result, the Grand Prix Fund's operations are governed by the Corporation's Articles of Incorporation, as amended (the "Articles of Incorporation"), its By-laws, as amended, and applicable Maryland law.

          Authorized Shares. The authorized capital of the Hartford Fund consists of 400,000 shares of common stock with a par value of $10.00 per share. The authorized capital of the Grand Prix Fund consists of 500,000,000 shares of common stock with a par value of $0.01 per share. Of these shares, the Board of Directors of the Corporation has classified 25,000,000 shares as Class A shares of the Grand Prix Fund series, 25,000,000 shares as Class C shares of the Grand Prix Fund series, 25,000,000 shares as Class A shares of the Super Core Fund series and 25,000,000 shares as Class C shares of the Super Core Fund series. The Board of the Corporation has the power to classify and reclassify (i.e., into classes and/or series) any unissued shares of common stock and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of common stock, or the number of shares of any class or series of common stock, that the Corporation has authority to issue. Under Maryland law, the Board of the Corporation also has the power to increase or decrease the authorized capital of the Corporation without shareholder approval.

          Meetings of Shareholders. The Hartford Fund's Amended and Restated By-laws require the Fund to hold an annual meeting of shareholders in January or February of each year. Special meetings of shareholders may be called by a majority of the Board or holders of at least 10% of the stock entitled to vote. In addition, if the directors have not been elected at any annual meeting of shareholders, or if any such annual meeting has not been held, a special meeting of shareholders for the election of directors must be called upon demand of any shareholder entitled to vote at the election of directors.

          Under Maryland law and the Corporation's By-laws, the Corporation is not required to hold an annual meeting of shareholders, except in any year in which the election of directors is required by the 1940 Act. Special meetings of shareholders may be called by the President, Secretary, Treasurer or majority of the Board, or upon request of holders of at least 10% of the shares entitled to be cast at such meeting.

          Quorum and Voting Requirements. Under Connecticut law, a majority of the votes entitled to be cast on a matter constitutes a quorum. Directors of the Hartford Fund are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. For other matters, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by the Connecticut Business Corporation Law or the Certificate of Incorporation. Generally, for corporations incorporated before January 1, 1997, the Connecticut Business Corporation Law requires the affirmative vote of two-thirds of a corporation's outstanding shares to approve significant transactions, including a merger or sale of all or substantially all of the assets of the corporation, unless the corporation's certificate of incorporation expressly provides otherwise.

          Under the Corporation's By-laws, the presence in person or by proxy of holders of one-third of the shares entitled to vote on a matter by a voting group (i.e., all shares entitled to vote and be counted together collectively on a matter) constitutes a quorum of that voting group for action on that matter. Directors of the Corporation are elected by a plurality of all votes cast at a meeting at which a quorum is present. For other matters, the By-laws provide that a matter is approved if it receives the affirmative vote of a majority of the shares entitled to vote at a meeting at which a quorum is present, except as otherwise provided by statute, the Articles of Incorporation or the By-laws. Generally, Maryland law requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter to approve extraordinary transactions, including a merger or transfer of assets of a corporation.

          Shareholder Liability; Indemnification Provisions. Connecticut law provides that shareholders of the Hartford Fund may not be held personally liable for the obligations of the Fund. Under its Amended and Restated By-laws, the Hartford Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances relating to the culpability of the officers and directors. In addition, the Certificate of Incorporation provides that a director of the Hartford Fund is not liable to the Fund or its shareholders for monetary damages for breach of duty as a director in an amount in excess of the compensation received by the director for serving the Corporation during the year of such breach.

          Maryland law provides that shareholders of the Grand Prix Fund may not be held personally liable for the obligations of the Corporation. Under the Corporation's By-laws, the Corporation is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of the officers and directors.

          Board of Directors. Each Fund has a Board of Directors. The composition of the Board of Directors of the Fund is different from that of the Corporation, both in terms of membership and size. For more information about the Corporation's Board of Directors, refer to the Statement of Additional Information for the Grand Prix Fund, which is incorporated by reference into this Proxy Statement/Prospectus. The Board of Directors of the Corporation will govern the combined Fund.

          Expenses of the Reorganization. The expenses incurred in the Reorganization by the Grand Prix Fund will be paid by the Grand Prix Fund. The Grand Prix Fund will also pay up to $45,000 of the costs incurred in the Reorganization by the Hartford Fund, with the Hartford Fund responsible for any costs incurred above such amount. Shareholders of the Hartford Fund are responsible for their own expenses, if any, incurred in connection with the Reorganization.

          Effect of "For" Vote. By voting "FOR" the Reorganization Plan, you are approving (1) the Reorganization of the Hartford Fund into the Grand Prix Fund and (2) the Investment Advisory Agreement between Target and the Grand Prix Fund, which shall be effective for the combined Fund.

          Dissenters' Rights of Appraisal. If the Reorganization Plan is approved by shareholders of the Hartford Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law. After the Reorganization, shareholders will hold shares of the Grand Prix Fund, which may also be redeemed at net asset value.

          Required Vote. Approval of the Reorganization Plan and the resulting Reorganization requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Hartford Fund.

          If the Reorganization is approved (and assuming the satisfaction or waiver of other conditions), it is expected to occur on or about November 3, 2003. If the Reorganization is not approved, the Board of Directors of the Hartford Fund will consider what alternative actions to take with respect to the Hartford Fund, including the possible liquidation of the Fund, which would not be tax free to Fund shareholders.

          Recommendation of the Board. The Board of Directors recommends that the shareholders of the Hartford Fund vote FOR the Reorganization Plan and the resulting Reorganization.

PROPOSAL 2: OTHER MATTERS

          The Board of Directors knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

          Voting Matters. The following provides additional information regarding the Meeting and the Board of Directors' solicitation of proxies.

          Method and Cost of Solicitation. This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet, telegraph or oral communications by certain employees of the Hartford Fund who will not be paid for these services. Except as discussed in this section and as provided in "Expenses of the Reorganization," discussed under Proposal 1 above, the Hartford Fund and the Grand Prix Fund will bear equally the costs of the Meeting, including legal costs.

          Record Date; Shareholders Entitled to Vote. Shareholders of record at the close of business on September 8, 2003, the record date for the Meeting, are entitled to one vote for each full share held (and a fractional vote for each fractional share held) on each matter presented at the Meeting, and at any postponements or adjournments thereof. As of the record date, the Hartford Fund had 184,486 shares issued and outstanding.

          Quorum Required to Hold Meeting. The Hartford Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting constitutes a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. A proposal to adjourn the Meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action, whether or not a quorum is present. Proxies will be voted "FOR" any adjournment favored by the persons named as proxies, unless otherwise directed.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as present at the Meeting and entitled to be cast on the matter. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

          Required Vote. The approval of the Reorganization Plan and the resulting Reorganization requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Hartford Fund. Because the proposal to be acted upon at the Meeting requires the affirmative vote of the Hartford Fund's outstanding shares for approval, abstentions and broker "non-votes" will have the effect of votes against the proposal.

          Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes. You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By authorizing the proxies to cast your votes, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted "FOR" the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, by submitting a written notice of revocation, or a later-dated proxy, or by attending the Meeting and voting his or her shares in person. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

          Share Ownership. As of July 31, 2003, directors and officers of the Hartford Fund as a group owned less than 1% of the outstanding voting securities of the Hartford Fund. As of the same date, the following persons owned of record or were known to the Hartford Fund to own of record or beneficially 5% or more of the outstanding shares of the Hartford Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the percentage of the Grand Prix Fund's outstanding Class A shares shown below:

				Percentage of Grand Prix Fund After the Reorganization
Name and Address	Nature of Ownership	Number of Shares	Percentage of Hartford Fund	Class	Fund
Stafford Savings Bank P.O. Box 25 Stafford Springs, CT 06076	Record and Beneficial	85,000	46.1%	5.1%	4.1%

Dime Savings Bank 290 Salem Turnpike Norwich, CT 06360	Record and Beneficial	65,003	35.2%	3.9%	3.1%

Rockville Bank 1645 Ellington Road South Windsor, CT 06074	Record and Beneficial	33,234	18.0%	2.0%	1.6%

          The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Shareholders with a controlling interest in the Hartford Fund could have effective control over the outcome of matters submitted to a shareholder vote or could affect the direction of management of the Hartford Fund. Based on the foregoing, as of July 31, 2003, each of Stafford Savings Bank and Dime Savings Bank owned a controlling interest in the Hartford Fund.

          As of July 31, 2003, directors and officers of the Grand Prix Fund beneficially owned 578,445 Class A shares of the Grand Prix Fund, or 16.4% of the Fund's then outstanding Class A shares. As of the same date, officers and directors beneficially owned less than 1% of the Grand Prix Fund's then outstanding Class C shares. As of July 31, 2003, the following persons owned of record or were known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of one or both classes of the Grand Prix Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the percentage of the Grand Prix Fund's outstanding shares shown below:

				Percentage of Grand Prix Fund Before the Reorganization		Percentage of Grand Prix Fund After the Reorganization
Name and Address	Nature of Ownership	Class of Shares	Number of Shares	Class	Fund	Class	Fund

Mary Jane Zuccaro TTEE ITI MP Pension Plan 15 River Road, Suite 220 Wilton, CT 06897-4064	Record and Beneficial	Class A	316,805	9.0%	7.0%	8.0%	6.4%

Robert Zuccaro 3896 Tarpon Pointe Circle Palm Harbor, FL 34684-2400	Record and Beneficial	Class A	252,748	7.1%	5.6%	6.4%	5.1%

Charles Schwab & Co., Inc. For the benefit of customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Record	Class A	223,475	6.3%	4.9%	5.6%	4.5%

          As of July 31, 2003, no person owned of record or was known by the Grand Prix Fund to own of record or beneficially more than 25% of the outstanding shares of the Grand Prix Fund. Accordingly, as of such date, no person owned a controlling interest in the Grand Prix Fund.

          Capitalization. The following table sets forth the capitalization of the Hartford Fund and the Grand Prix Fund as of July 31, 2003 and the capitalization of the Grand Prix Fund on a pro forma basis, giving effect to the Reorganization.
Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Hartford Fund	$ 3,778,782	184,486	$ 20.48
Grand Prix Fund Class A	30,196,495	3,533,941	8.54
Pro Forma Combined Fund	33,975,277	3,976,421	8.54

          Information on File with the SEC. The Corporation is subject to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act, and in accordance therewith, files, reports, proxy material and other information relating to Fund with the SEC. The Hartford Fund is exempt from many of the requirements of the Exchange Act and the 1940 Act and, as a result of such exemption, is required to file only limited reports and information relating to the Fund with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at http://www.sec.gov which contains the Grand Prix Fund's Prospectuses and Statements of Additional Information, materials that are incorporated by reference into the Grand Prix Fund's Prospectuses and Statements of Additional Information, the Hartford Fund's limited reports and other information.

LEGAL MATTERS

          Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Grand Prix Fund pursuant thereto will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202. Certain legal matters concerning the federal income taxes of the Reorganization will be passed on by Robinson & Cole LLP, 280 Trumbull Street, Hartford, CT 06103.

EXPERTS

          The Grand Prix Fund's audited financial highlights, financial statements and notes thereto for the fiscal year ended October 31, 2002 are incorporated by reference herein to the Annual Report to Shareholders of the Grand Prix Fund for the same period. The financial highlights and financial statements of the Grand Prix Fund have been incorporated herein by reference in reliance on the report of Ernst & Young LLP, independent accountants, given on their authority as experts in auditing and accounting.

          The Hartford Fund's financial statements as of and for the year ended December 31, 2002 included in this Prospectus/Proxy Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FUTURE MEETINGS

          Under the Hartford Fund's Amended and Restated By-laws, an annual meeting of shareholders is held at such time and on such day in the month of January or February of each year as the Board determines, upon notice to shareholders at least 10 but not more than 40 days before the date of the meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the Hartford Fund.

JAMES P. CRONIN,
Secretary

October 20, 2003

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of September, 2003, by and between Grand Prix Funds, Inc, a Maryland corporation ("GPF"), on behalf of the Grand Prix Fund, a series of GPF (the "Acquiring Fund"), and Hartford Mutual Investment Fund, Inc., a Connecticut corporation (the "Acquired Fund").  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by GPF on behalf of the Acquiring Fund. Other than the Acquiring Fund, no series of GPF is a party to this Agreement.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of capital stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.        TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING FUND SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND

          1.1        Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the "Closing"), the Acquired Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (a) to assume the liabilities of the Acquired Fund as reflected in paragraph 1.3, and (b) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund (other than liabilities for expenses of the Acquired Fund incurred in connection with the Reorganization which are to be paid by the Acquiring Fund pursuant to paragraph 11.1) by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.3.

          1.2   (a)         The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the business day immediately preceding the Closing by the Acquired Fund's accounting agent in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period (the "Closing Balance Sheet"). A preliminary Closing Balance Sheet shall be delivered to the Acquiring Fund at least 15 business days prior to the closing date provided in paragraph 3.1 (the "Closing Date"). The final Closing Balance Sheet shall be delivered at Closing. The Assets shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to paragraph 1.4).

                  (b)         The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio securities as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquiring Fund and the Acquired Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

          1.3        The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date, other than liabilities for expenses of the Acquired Fund incurred in connection with the Reorganization which are to be paid by the Acquiring Fund pursuant to paragraph 11.1 and those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Closing Balance Sheet. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date which are not reflected on the Closing Balance Sheet.

          1.4        On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income, computed without regard to any deduction for dividends paid, and realized net capital gain, if any, for the current taxable year through the Closing Date.

          1.5        Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Date (as defined in paragraph 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), in its capacity as transfer agent for the Acquiring Fund, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the shares of the Acquired Fund (the "Acquired Fund Shares") owned by such shareholder as of the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. No initial sales charge shall be imposed on the Acquiring Fund Shares received by the Acquired Fund Shareholders.

          1.6        As soon as practicable after the distribution pursuant to paragraph 1.5 of Acquiring Fund Shares, the Acquired Fund shall take all steps necessary to effect its dissolution and to have its existence terminated in accordance with Connecticut law and other applicable requirements.

          1.7        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

          1.8        All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and, upon the request of the Acquiring Fund, copies of all such books and records shall be provided to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

2.        VALUATION

          2.1        The value of the Assets to be acquired and the liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date (the "Valuation Date") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the By-laws, as amended, of the Acquired Fund. For purposes of this Agreement, liabilities of the Acquired Fund for expenses incurred in connection with the Reorganization which are to be paid by the Acquiring Fund pursuant to paragraph 11.1 shall be disregarded when calculating the net asset value of the Acquired Fund Shares.

          2.2        The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

          2.3        The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets of the Acquired Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

          2.4        All computations of value hereunder shall be made by or under the direction of each party's respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each party's respective independent accountants upon the reasonable request of the other party.

3.        CLOSING AND CLOSING DATE

          3.1        The Closing shall occur on November 3, 2003, or such other date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8:00 a.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Godfrey & Kahn, S.C., or such other place as the parties may agree.

          3.2        In the event that immediately prior to the Valuation Date, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3        The Acquired Fund shall deliver to the Acquiring Fund at the Closing a schedule of its investments as of such date and the Closing Balance Sheet, both of which shall be certified by the administrator of the Acquired Fund.

          3.4        The Acquired Fund shall cause its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to U.S. Bank, N.A. custodian for the Acquiring Fund, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund shall cause its portfolio securities represented by a certificate or other written instrument to be presented to U.S. Bank, N.A. for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to U.S. Bank, N.A. as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and U.S. Bank, N.A. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

          3.5        The Acquired Fund shall cause its transfer agent to deliver at the Closing a list of the names, addresses and account histories of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to Closing. The Acquiring Fund shall cause its transfer agent, U.S. Bancorp, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

          3.6        At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

4.        REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

          The Acquired Fund represents and warrants to GPF and the Acquiring Fund as follows:

          4.1        The Acquired Fund is a corporation organized, validly existing and in good standing under the laws of the State of Connecticut. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.

          4.2        The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration has not been revoked or rescinded and is in full force and effect and, except as set forth on Schedule 4.2, the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          4.3        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws.

          4.4        The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (a) in a violation of Connecticut law or of the Acquired Fund's Certificate of Incorporation or By-laws, each as amended; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound (a "Material Contract"), and, except as set forth on Schedule 4.4, the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any Material Contract; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund. Schedule 4.4 hereto contains a complete and correct list of all Material Contracts. Accurate and complete copies of all Material Contracts have been provided to the Acquiring Fund.

          4.5        Except as set forth on Schedule 4.5 or as otherwise designated in writing and accepted by the Acquiring Fund, all material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

          4.6        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          4.7        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for each of the last five fiscal years ended December 31, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such dates, and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

          4.8        Since December 31, 2002 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change.

          4.9        All federal and other tax returns and reports of the Acquired Fund required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

          4.10        For each taxable year of its operation (including the period ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and realized net capital gain (as defined in the Code) that has accrued through the Closing Date.

          4.11        All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

          4.12        At the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received written notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received written notice at or prior to the Closing.

          4.13        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Acquired Fund and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          4.14        Insofar as the following relate solely to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement") will, on the effective date of the N-14 Registration Statement, through the time of the special meeting of the Acquired Fund Shareholders to be held on or about October 30, 2003 or any adjournment thereof (the "Special Meeting"), and on the Closing Date, (a), except as set forth on Schedule 4.14, comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.        REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

          GPF, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          5.1        GPF is a corporation organized, validly existing and in good standing under the laws of the State of Maryland. GPF has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of GPF duly established and designated in accordance with the applicable provisions of GPF's Articles of Incorporation. GPF has all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

          5.2        GPF is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration has not been revoked or rescinded and is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

          5.3        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

          5.4        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by GPF will not result (a) in a violation of Maryland law or of GPF's Articles of Incorporation, as amended, or By-laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of GPF.

          5.5        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, will be fully paid and non-assessable under Maryland law and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Acquiring Fund's Articles of Incorporation, as amended, or By-laws or any agreement to which GPF or the Acquiring Fund is a party or is otherwise bound. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

          5.6        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of GPF and this Agreement constitutes a valid and binding obligation of GPF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          5.7        The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, will each, on the effective date of the N-14 Registration Statement and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by GPF for use therein.

6.        COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          6.1        The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Acquired Fund's normal operations. No party hereto shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

          6.2        Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

          6.3        The Acquired Fund will call the Special Meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated herein. The parties hereto understand and agree that the approval by the Acquired Fund Shareholders of this Agreement has the effect of, and constitutes, not only such shareholders' approval of the Reorganization, but also their approval of the Investment Advisory Agreement dated as of December 31, 1997 by and between Target Holdings Corporation d/b/a Target Investors, Inc. and GPF, on behalf of the Acquiring Fund (the "Investment Advisory Agreement").

          6.4        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          6.5        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

          6.6        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

          6.7        The Acquiring Fund agrees to prepare the N-14 Registration Statement in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, and to file the same with the Commission. The Acquired Fund agrees to provide the Acquiring Fund with information reasonably necessary for the preparation of a Proxy Statement to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

          6.8        As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

          6.9        It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither GPF, the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. and Robinson & Cole llp to render the tax opinions contemplated herein by paragraph 9.5.

          6.10        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

          6.11        Following the transfer of Assets by the Acquired Fund to the Acquiring Fund and the assumption of liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Acquired Fund in accordance with the laws of the State of Connecticut and other applicable requirements.

7.        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

          7.1        The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

          7.2        All representations and warranties of GPF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          7.3        The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by an authorized officer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

          7.4        The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

                    (a)         GPF is a validly existing corporation in good standing under the laws of the State of Maryland and the Acquiring Fund is a duly established and designated series of GPF;

                    (b)         GPF is registered as an investment company under the 1940 Act and, to such counsel's knowledge, GPF's registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Fund;

                    (c)         to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by GPF, on behalf of the Acquiring Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

                    (d)         to such counsel's knowledge, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they related to GPF, the Acquiring Fund or their respective assets or properties, pending, threatened, contemplated or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not so described or filed as required or that materially and adversely affect the Acquiring Fund's business;

                    (e)         the N-14 Registration Statement is effective under the 1933 Act and the 1940 Act, and no stop order suspending its effectiveness or order pursuant to Section 8(e) of the 1940 Act has been issued by the Commission;

                    (f)         this Agreement has been duly authorized, executed and delivered by GPF, on behalf of the Acquiring Fund, and constitutes a valid and binding obligation of GPF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

                    (g)         the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund's assets and liabilities pursuant hereto will not, violate GPF's Articles of Incorporation, as amended, or By-laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

          Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

          7.5        The Board of Directors of GPF, on behalf of the Acquiring Fund, shall have determined that this Agreement and the transactions contemplated hereby (a) are in the best interests of the Acquiring Fund and (b) will not result in a dilution of the interests of the existing shareholders of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and GPF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate, executed by an authorized officer, to the effect that the conditions described in this paragraph have been satisfied.

8.        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

          8.1        The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

          8.2        All representations and warranties of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          8.3        The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by an authorized officer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          8.4        The Acquiring Fund shall have received on the Closing Date an opinion of Robinson & Cole llp, counsel to the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

                    (a)         the Acquired Fund is a corporation existing under the laws of the State of Connecticut;

                    (b)        the Acquired Fund is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Acquired Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                    (c)        to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

                    (d)        this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, subject to the approval of the Acquired Fund Shareholders, constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

                    (e)         the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund's assets and liabilities for Acquiring Fund Shares pursuant hereto will not, violate the Acquired Fund's Certificate of Incorporation or By-laws, each as amended, or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

          Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.

          8.5        The Board of Directors of the Acquired Fund shall have determined that this Agreement and the transactions contemplated hereby (a) are in the best interests of the Acquired Fund and (b) will not result in a dilution of the interests of the existing shareholders of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate, executed by an authorized officer, to the effect that the conditions described in this paragraph have been satisfied.

9.        FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          9.1        This Agreement and the transactions contemplated herein, which consist of (a) the implementation of the Reorganization and (b) the implementation of the Investment Advisory Agreement, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Certificate of Incorporation and By-laws, each as amended, applicable Connecticut law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

          9.2        On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          9.3        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

          9.4        The N-14 Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

          9.5        The Acquired Fund shall have received an opinion of Robinson & Cole llp and the Acquiring Fund shall have received an opinion of Godfrey & Kahn, S.C., both dated as of the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

                    (a)         the transfer to the Acquiring Fund of the Assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, should constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund should each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                    (b)        no gain or loss should be recognized by the Acquired Fund or the Acquiring Fund as a result thereof;

                    (c)        no gain or loss should be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund in exchange for Acquiring Fund Shares in connection therewith;

                    (d)        the aggregate tax basis of the Acquiring Fund Shares received by a current shareholder of the Acquired Fund in such exchange should be the same as the aggregate tax basis of the shares of the Acquired Fund given up in such exchange;

                    (e)        the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in such exchange should include the holding period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares were held as capital assets by such shareholder at the time of the exchange;

                    (f)        the aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund should be the same as the basis of such assets immediately prior to the transfer thereof; and

                    (g)        the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund should include the respective holding periods during which such assets were held by the Acquired Fund immediately prior to the transfer thereof.

          The delivery of such opinions is conditioned upon receipt by Godfrey & Kahn, S.C. and Robinson & Cole llp of such representations as they shall reasonably request of each of the Acquiring Fund, the Acquired Fund, the Acquired Fund Shareholders and the former shareholders of the Acquired Fund.

10.        AMENDMENTS, WAIVERS AND TERMINATION; SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

          10.1        This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the Acquired Fund Shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

          10.2        At any time prior to the Closing Date, either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein (other than the conditions set forth in Section 9.1).

          10.3        This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective directors, officers or shareholders by either party on written notice to the other party; provided, however, that if the terminating party is the Acquiring Fund, notwithstanding any such termination, the Acquiring Fund shall pay the expenses of the Acquired Fund incurred in connection with the Reorganization which are to be paid by the Acquiring Fund pursuant to paragraph 11.1.

          10.4        Except as specified in the next sentence of this paragraph 10.4, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing. The covenants to be performed following the Closing contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

          10.5        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquired Fund, shall be governed by and construed in accordance with the laws of the State of Connecticut, without giving effect to principles of conflicts of law.

11.        EXPENSES

          11.1        The Acquiring Fund shall be responsible for all expenses of the Acquiring Fund in connection with the Reorganization and up to $45,000 of expenses of the Acquired Fund in connection with the Reorganization (including without limitation, attorneys' fees and any fees payable to BISYS Fund Services, Inc. or any of its affiliates as a result of the consummation of the transactions contemplated by this Agreement), except as otherwise set forth in this paragraph. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding any of the foregoing, expenses will, in any event, be paid by the party directly incurring them if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

          11.2        GPF, on behalf of the Acquiring Fund, and the Acquired Fund each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

12.        NOTICES

          Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:
To the Acquired Fund, to:

Hartford Mutual Investment Fund, Inc.
c/o Rodney D. Pierce, President
Stafford Savings Bank
P.O. Box 25
Stafford Springs, CT 06076
Telephone: (860) 684-4261
Facsimile: (860) 684-8048

With a copy to:

Robinson & Cole llp
280 Trumbull Street
Hartford, CT 06103
Attention: Edward J. Samorajczyk, Jr., Esq.
Telephone: (860) 275-8207
Facsimile: (860) 275-8299

Or to GPF, on behalf of itself and the Acquiring Fund, to:

Grand Prix Funds, Inc.
Wilton Executive Campus
15 River Road, Suite 220
Wilton, CT 06897
Telephone: (203) 761-9600
Facsimile: (203) 761-9795

With a copy to:

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202
Attention: Carol A. Gehl, Esq.
Telephone: (414) 287-9255
Facsimile: (414) 273-5198

13.        CERTIFICATE OF INCORPORATION

         A copy of the Certificate of Incorporation of the Acquired Fund is on file with the Secretary of the State of Connecticut, and notice is hereby given that this Agreement is executed by the undersigned officer or assistant officer of the Acquired Fund on behalf of the Board of Directors of the Acquired Fund as an officer or assistant officer and not individually, and that the obligations of this Agreement are not binding upon any of the directors, officers, assistant officers, agents or shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Fund.

14.        MISCELLANEOUS

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.
GRAND PRIX FUNDS, INC.
By:
Name: Robert Zuccaro
Title: President

HARTFORD MUTUAL INVESTMENT FUND, INC.
By:
Name: Rodney D. Pierce
Title: President

EXHIBIT B

INVESTMENT RESTRICTIONS AND LIMITATIONS

          Fundamental Policies. The following are the fundamental investment restrictions and limitations of the Hartford Fund and the Grand Prix Fund which may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of the respective Fund's outstanding shares.

HARTFORD FUND	GRAND PRIX FUND

The Hartford Fund shall not:

1. Purchase the securities of any issuer if such purchase would cause more than 10% of the value of its assets to be invested in the securities of any one issuer (except U.S. government securities), or would cause more than 5% of the voting securities, more than 10% of the securities of any class of such issuer or more than 5% of the shares of stock of such issuer to be held by the Fund.

2. Invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of securities in the portfolio of the Fund.

3. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the Fund's total assets taken at market value.

4. Concentrate its investments in particular industries.

5. Purchase any security on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

6. Make short sales of securities.

7. Make loans except by the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly or privately and purchased by financial institutions.

8. Borrow, except that the right is reserved to borrow from banks for emergency purposes, provided that (i) immediately after such borrowings, and at all times thereafter while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Fund and (ii) that no borrowings may exceed 10% of its total assets taken at cost; or pledge, hypothecate, or mortgage its assets taken at market value to an extent greater than 15% of its total assets taken at cost.

9. Purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or make such a purchase as part of a merger, consolidation or acquisition of assets.

10. Act as a securities underwriter or buy and sell real estate, commodities or commodity contracts.

11. Participate on a joint, or joint and several, basis in any securities trading account.

12. Invest more than 15% of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable.

The investment objective of the Fund, which is to seek long-term growth of capital, is also a fundamental investment policy which cannot be changed without the approval of the Fund's outstanding voting securities.

The Grand Prix Fund may not:

1. Invest more than 25% of its total assets in securities of companies in any one industry.

2. Issue senior securities, except as permitted under the 1940 Act.

3. Act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7. Borrow money, except that the Fund may (i) borrow money from banks, and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other persons to the extent permitted by applicable law.

8. Notwithstanding any other fundamental investment policy or restriction, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions.

The investment objective of the Fund, which is to seek capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of the Fund's outstanding voting securities.

With the exception of the investment restriction set forth in item 7 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in the market value of the investment will not constitute a violation of that restriction.

          Non-Fundamental Policies. The following are the non-fundamental investment restrictions and limitations of the Grand Prix Fund which may be changed by the applicable Fund's board without shareholder approval. The Hartford Fund does not have any non-fundamental investment restrictions.

HARTFORD FUND	GRAND PRIX FUND
None

The Grand Prix Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act ("CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6. Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 20, 2003

GRAND PRIX FUND
a series of Grand Prix Funds, Inc.

Wilton Executive Campus
15 River Road, Suite 220
Wilton, Connecticut 06897
1-800-307-4880 (Fund Information)
1-800-432-4741 (Account Information)
Website: www.grandprixfund.com

          This Statement of Additional Information of the Grand Prix Fund, a series of Grand Prix Funds, Inc., a Maryland corporation, is available to shareholders of Hartford Mutual Investment Fund, Inc. (the "Hartford Fund"), in connection with a proposed transaction whereby the Grand Prix Fund will acquire all of the assets and all of the liabilities of the Hartford Fund in exchange for Class A shares of the Grand Prix Fund (the "Reorganization").

          This Statement of Additional Information consists of this cover page, the Hartford Fund's financial statements for the fiscal year ended December 31, 2002 and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated by reference herein:
(1)	Statement of Additional Information of the Grand Prix Fund dated February 28, 2003, as supplemented;

(2)	Annual Report to Shareholders of the Grand Prix Fund for the fiscal year ended October 31, 2002; and

(3)	Semi-Annual Report to Shareholders of the Grand Prix Fund for the period ended April 30, 2003.

          This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Reorganization Proxy Statement/Prospectus dated October 20, 2003, which has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by calling the Grand Prix Fund, toll-free, at 1-800-307-4880, or by writing the Grand Prix Fund at the address referenced above. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

          Because the net asset value of the Hartford Fund is less than 10% of the net asset value of the Grand Prix Fund in accordance with SEC rules, pro forma financial statements are not required to be and have not been prepared for inclusion in this Statement of Additional Information.

Hartford Mutual
Investment Fund, Inc.
Financial Statements
December 31, 2002

Hartford Mutual Investment Fund, Inc.
Index to Financial Statements
December 31, 2002
Page

Report of Independent Accountants	1

Financial Statements

Statement of Assets and Liabilities	2

Statement of Operations	3

Statements of Changes in Net Assets	4

Financial Highlights	5

Schedule of Investments	6-7

Notes to Financial Statements	8-9

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Hartford Mutual Investment Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hartford Mutual Investment Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 7, 2003

Hartford Mutual Investment Fund, Inc.
Statement of Assets and Liabilities
December 31, 2002

The accompanying notes are an integral part of these financial statements.

Hartford Mutual Investment Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2002

The accompanying notes are an integral part of these financial statements.

Hartford Mutual Investment Fund, Inc.
Statements of Changes in Net Assets
December 31, 2002 and 2001

The accompanying notes are an integral part of these financial statements.

Hartford Mutual Investment Fund, Inc.
Financial Highlights
December 31, 2002

Selected data for each share of common stock outstanding for the years ended:

(A) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Hartford Mutual Investment Fund, Inc.
Schedule of Investments
December 31, 2002

* Indicates non-income producing security

The accompanying notes are an integral part of these financial statements.

Hartford Mutual Investment Fund, Inc.
Notes to Financial Statements
December 31, 2002

1. Significant Accounting Policies

Hartford Mutual Investment Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Under the terms of its By-laws and Certificate of Incorporation, shares of the Fund may be owned by any entity permitted by Section 36-96(12) of the Connecticut General Statutes.

Significant accounting policies of the Fund are as follows:

Security Valuation
Investments are stated at value, determined on the basis of closing prices reported on national securities exchanges, or on the basis of the mean of closing bid-and-asked quotations if such closing prices are not available on the last business day of the year.

Investment Activity and Income Recognition
Purchases and sales of investments are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Realized gains and losses on investments are reported using the specific identification method.

Taxes
The Fund has qualified and intends to continue to qualify each year as a "Regulated Investment Company" and has complied with the special provisions of the Internal Revenue Code and, therefore, no federal income tax provision is required since all of its net taxable investment income and net taxable capital gains, if any, are distributed to shareholders.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee

The Fund has an investment advisory agreement with Target Investors. Under the terms of the agreement, the Fund pays an investment advisory fee computed at the annual rate of 0.5% of the market value of all the Fund's assets at the end of each quarter.

3. Investment Transactions

Purchases and proceeds from sales of investments aggregated $20,410,632 and $21,590,172, respectively, for the year ended December 31, 2002.

For federal income tax purposes, the cost of investments at December 31, 2002 was $3,214,246. At December 31, 2002, unrealized appreciation on investments was $178,793 and unrealized depreciation on investments was $156,114.

As of December 31, 2002, all investments held were U.S. companies except for the following.
Description	Country

Infosys Technologies ADR	India
Vimpel Com	Russia

4. Capital Shares

Transactions in shares of the Fund for the years ended December 31, 2002 and 2001 are as follows:

5. Related Party Transactions

Fifth Third Bank provides custodian services for the Fund. During 2002, the Fund invested in a Fifth Third Bank money market fund. At December 31, 2002 this investment totaled $99,513 and is included in cash.

Report on Independent Accountants

To the Shareholders and Board of Directors of
The Hartford Mutual Investment Fund, Inc.

In planning and performing our audit of the financial statements of the Hartford Mutual Investment Fund, Inc. for the year ended December 31, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Hartford Mutual Investment Fund, Inc. is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2002.

This report is intended solely for the information and use of management, the Board of Trustees of the Hartford Mutual Investment Fund, Inc. and the Securities and Exchange Commission and is not intended to be, and should not be, used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 7, 2003

PART C

OTHER INFORMATION

Item 15. Indemnification

          Article 6.4 of Registrant's Articles of Incorporation provides as follows:

          "The Corporation shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the MGCL [Maryland General Corporation Law] and the 1940 Act. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 6.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

          In addition, Article 6.1 of the Registrant's By-laws provide as follows:

          "The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

          Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits.
Exhibit No.	Exhibit

(1)(a)	Registrant's Articles of Incorporation (1)

(1)(b)	Amendment to Registrant's Articles of Incorporation (2)

(1)(c)	Amendment to Registrant's Articles of Incorporation (to create Class C shares) (3)

(1)(d)	Amendment to Registrant's Articles of Incorporation (to create Super Core Fund) (8)

(2)	Registrant's By-Laws (1)

(3)	None

(4)	Agreement and Plan of Reorganization (11)

(5)	None

(6)(a)	Investment Advisory Agreement (2)

(6)(b)	Expense Cap/Reimbursement Agreement (4)

(6)(c)	Expense Cap/Reimbursement Agreement (to add Class C shares) (3)

(6)(d)	Amended Expense Cap/Reimbursement Agreement (for Class A shares) (3)

(6)(e)	Investment Advisory Agreement, as amended (to add Super Core Fund) (8)

(6)(f)	Expense Cap/Reimbursement Agreement (for Super Core Fund) (8)

(6)(g)	Expense Cap/Reimbursement Agreement, as amended (for Super Core Fund) (9)

(6)(h)	Amendment to Expense Cap/Reimbursement Agreement (for Class C shares of Grand Prix Fund) (9)

(6)(i)	Amendment to Expense Cap/Reimbursement Agreement (for Class A shares of Grand Prix Fund) (9)

(7)(a)	Distribution Agreement (3)

(7)(b)	Form of Dealer Agreement (3)

(7)(c)	Amended and Restated Distribution Agreement (to add Super Core Fund) (8)

(8)	None

(9)(a)	Custodian Servicing Agreement (3)

(9)(b)	Custodian Servicing Agreement, as amended (to add Super Core Fund) (8)

(10)(a)	Rule 12b-1 Distribution and Shareholder Servicing Plan (2)

(10)(b)	Form of 12b-1 Related Agreement (2)

(10)(c)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (6)

(10)(d)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class A shares) (3)

(10)(e)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares) (6)

(10)(f)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares) (3)

(10)(g)	Rule 12b-1 Distribution and Shareholder Servicing Plan (for Class C shares) (3)

(10)(h)	Form of 12b-1 Related Agreement (for Class C shares) (3)

(10)(i)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class A shares of Grand Prix and Super Core Funds) (8)

(10)(j)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended (for Class C shares of Grand Prix and Super Core Funds) (8)

(10)(k)	Form of Rule 12b-1 Related Agreement, as amended (for Class A shares of Grand Prix and Super Core Funds) (8)

(10)(l)	Form of Rule 12b-1 Related Agreement, as amended (for Class C shares of Grand Prix and Super Core Funds) (8)

(10)(m)	Rule 18f-3 Multi-Class Plan (3)

(10)(n)	Rule 18f-3 Multi-Class Plan, as amended (to add Super Core Fund) (8)

(11)	Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of the shares to be issued by the Registrant (11)

(12)(a)	Opinion and Consent of Godfrey & Kahn, S.C. regarding certain tax matters*

(12)(b)	Opinion and Consent of Robinson & Cole LLP regarding certain tax matters*

(13)(a)	Transfer Agent Servicing Agreement (3)

(13)(b)	Fund Administration Servicing Agreement (3)

(13)(c)	Fund Accounting Servicing Agreement (3)

(13)(d)	Transfer Agent Servicing Agreement, as amended (to add Super Core Fund) (8)

(13)(e)	Fund Administration Servicing Agreement, as amended (to add Super Core Fund) (8)

(13)(f)	Fund Accounting Servicing Agreement, as amended (to add Super Core Fund) (8)

(13)(g)	Addendum to Transfer Agent Servicing Agreement (10)

(13)(h)	Addendum to Transfer Agent Servicing Agreement (10)

(14)(a)	Consent of Ernst & Young LLP (11)

(14)(b)	Consent of PricewaterhouseCoopers LLP (11)

(15)	None

(16)	Power of Attorney (on the signature page hereof) (11)

(17)	Form of proxy ballot for Hartford Mutual Investment Fund, Inc. (11)

__________________

* To be filed by post-effective amendment.
(1)	Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 31, 1997.

(2)	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Registrant's Form N-1A as filed with the Commission on December 23, 1997.

(3)	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to Registrant's Form N-1A as filed with the Commission on July 29, 1999.

(4)	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Registrant's Form N-1A as filed with the Commission on February 25, 1999.

(5)	Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Registrant's Form N-1A as filed with the Commission on December 30, 1997.

(6)	Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registrant's Form N-1A as filed with the Commission on November 30, 1998.

(7)	Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to Registrant's Form N-1A as filed with the Commission on October 3, 2000.

(8)	Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to Registrant's Form N-1A as filed with the Commission on December 15, 2000.

(9)	Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to Registrant's Form N-1A as filed with the Commission on February 22, 2002.

(10)	Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to Registrant's Form N-1A as filed with the Commission on February 21, 2003.

(11)	Filed herewith.

Item 17. Undertakings.
(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

Pursuant to the requirements of Form N-14, the undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, the opinions of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinions.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wilton and State of Connecticut on the 10th day of September, 2003.
GRAND PRIX FUNDS, INC. (Registrant)

By:	/s/ Robert Zuccaro
Robert Zuccaro
President

          Each person whose signature appears below constitutes and appoints Robert Zuccaro, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/s/ Robert Zuccaro Robert Zuccaro	President and a Director (Principal Executive Officer)	September 10, 2003

/s/ Mary Jane Boyle Mary Jane Boyle	Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)	September 10, 2003

/s/ Edward F. Ronan, Jr. Edward F. Ronan, Jr.	Director	September 10, 2003

/s/ Dennis K. Waldman Dennis K. Waldman	Director	September 12, 2003